                                                                   Exhibit 10.37


                        CONFIDENTIAL TREATMENT REQUESTED.
    CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN
         SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                 AMENDMENT NO. 3
                                 ---------------

                                     to the

          License Agreement dated 13th of June, 2000 (the "Agreement")

                                 by and between

     ANTARES Pharma IPL AG, Zug, Baarerstrasse 95, 6301 Zug, Switzerland as

        Licensor (formerly known as Permatec Technologie AG) as Licensor

                                       and

      BioSante Pharmaceuticals, Inc., Lincolnshire, IL, U.S.A. as Licensee


--------------------------------------------------------------------------------


WHEREAS, ANTARES Pharma IPL AG ("ANTARES") and BioSante Pharmaceuticals, Inc. ("BIOSANTE") have entered into that certain License Agreement dated of June 13, 2000 (the "Agreement") regarding the grant of a license with the right to sublicense products as defined in the Agreement;

WHEREAS, ANTARES Pharma IPL AG ("ANTARES") and BioSante Pharmaceuticals, Inc. ("BIOSANTE") have entered into a Supply Agreement dated of June 13, 2000 (the "Supply Agreement") regarding the manufacturing and the supply of products (according to Exhibit D of the Supply Agreement);

WHEREAS, ANTARES and BIOSANTE have concluded some alterations to the Agreement in Amendment No. 1 of May 20, 2001 ("Amendment No. 1");

WHEREAS, ANTARES has granted BIOSANTE the licensing of E2/T Combi-Gel which is set out in Amendment No. 2 of July 5, 2001; ("Amendment No. 2");

WHEREAS, the parties have negotiated this third set of terms and conditions in alteration of the Agreement;

NOW, THEREFORE, the Parties agree according to this Amendment No. 3 ("Amendment No. 3") to amend the Agreement as follows:

1.   Royalties

     (a)  Royalty payment
          ---------------

     BIOSANTE will receive from ANTARES in modification of section 3.2 of the "Agreement" a commission on royalty for the sale of the combination product Estradiol plus ****** ("E2-****** Combi-Gel"). The commission on royalties for the said product will be **% for sales amounting up to USD ****** (****** US-dollars) and **% for sales over USD ****** (****** US-dollars). This modification comes into effect as per the date of signature (effective date) of this Amendment No. 3. However, this modification of the royalties does not apply for

***** - Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

     the products "Estradiol single gel", "Testosterone single gel" and the combination product "Estradiol plus Testosterone" but only and exclusively for E2-**** Combi Gel.

     (b)  Reduction in Royalty Payments
          -----------------------------

     Consistent with the principles in the BIOSANTE-SOLVAY agreement, in the instance in which an A/B rated generic equivalent or substitute of E2-**** Combi Gel ("Product") is reasonably notified by BIOSANTE, SOLVAY or ANTARES to infringe a patent available for such product in the United States or Canada, and SOLVAY may give evidence that the marketing of such competitive product has led to a reduction in sales of the product in either such country of more than ****** percent (**%) in an average three (3) month period, then the Royalty payable by BIOSANTE to ANTARES for E2-**** Combi-Gel after such reasonable notice in that country of the Territory will be ***** percent (**%) up to total sales of ****** Dollars (USD ******) and ***** percent (**%) for sales over ****** Dollars (USD ******) for as long as (1) such competing product is on sale, and (2) BIOSANTE's Royalty obligation exists under this Agreement.

     (c)  Books and records
          -----------------

     Pertaining to E2-**** Combi Gel, BIOSANTE shall keep full, true and accurate books of accounting containing all particulars and reasonable supporting documentation which may be necessary for the purpose of the accurate determination of the Net Sales achieved by SOLVAY. The inspection of the books and records will be carried out according to the terms and conditions of the Agreement.

     (d)  Audits
          ------

     ANTARES has the right to notify BIOSANTE that it would like to audit the books and records of SOLVAY to inspect the accuracy of SOLVAY Net Sales reported to BIOSANTE, in which instance BIOSANTE will in turn notify SOLVAY that it would like to exercise its right to audit pursuant to the agreement between BIOSANTE and SOLVAY. SOLVAY shall permit a firm of certified public accountants, acceptable to ANTARES, BIOSANTE and SOLVAY, upon request by ANTARES, to examine all books and records relating to the sales of E2-**** Combi Gel, at all reasonable times and upon reasonable notice, to verify BIOSANTE's reports and accountings determining the correctness of the sublicense royalties. The expenses for such audit will be borne by ANTARES as per the BIOSANTE-SOLVAY agreement.

2.   Reallocation of USD ******
     --------------------------

     As consideration for the successful sub-license of the E2-**** Combi Gel (see 3), hereinafter, ANTARES reallocates as follows the USD ****** (****** US-Dollars) obligation (as per section 4.1.2 of the Agreement) corresponding to E2-**** Combi Gel formulation and production costs: USD ****** (****** US-dollars) for "Estradiol single gel" and additional USD ****** (******US-dollars) for Testosterone single gel". The reallocation will take effect as per the date of signature (effective date) of this

***** - Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

     Amendment No. 3. This reallocation is in addition to the reallocation stipulated in section 4.2 of Amendment No. 1. The net effect of these reallocations is that ANTARES is obliged to expend funds for the formulation and production of Product Gel E2 ("Estradiol single gel") and of Product Gel Testosterone ("Testosterone single gel") up to a potential maximum of USD ****** (******US Dollars).

3.   Manufacturing rights (Sublicense)
     ---------------------------------

     ANTARES grants to BIOSANTE the right to grant manufacturing of E2-**** Combi Gel exclusively to Solvay Pharmaceuticals, B.V. ("SOLVAY"). In the event of termination of the Agreement between ANTARES and BIOSANTE, BIOSANTE's rights under the BIOSANTE-SOLVAY Agreement will be assigned to ANTARES, except that BIOSANTE will continue to receive its share of milestone and royalty payments paid by SOLVAY pursuant to the terms of the BIOSANTE-SOLVAY Agreement.

4.   Assistance of ANTARES
     ---------------------

     The parties agree to draft and sign a separate Manufacturing Assistance Agreement within a period of 60 days after the signing of this Amendment No
     3. As pertains E2-**** Combi Gel, the Manufacturing Assistance Agreement shall: (1) Replace the Supply Agreement for E2-**** Combi-Gel; (2) Eliminate any and all ANTARES obligations contained in the Supply Agreement for E2-**** Combi-Gel; and (3) Govern all manufacturing aspects related to E2-**** Combi-Gel.

     The Manufacturing Assistance Agreement shall inter alia contain the following points:

ANTARES agrees during the term of the Manufacturing Assistance Agreement to provide technical and scientific assistance to BIOSANTE or its sublicensee against reimbursement applying a rate of USD ***** (***** US-Dollars) per man-hour spent by ANTARES personnel. BIOSANTE further undertakes and agrees to reimburse any and all reasonable out-of-pocket expenses incurred by ANTARES and agreed to in advance in writing by BIOSANTE in connection with any such assistance to BIOSANTE. Such assistance shall be provided by ANTARES within a reasonable time in response to requests in connection with BIOSANTE's or the sublicensee's efforts to manufacture the product.

5.   Discount of USD ******
     ----------------------

     ANTARES grants a discount to BIOSANTE at USD ****** (****** US-Dollars) for its development work already performed on "Estradiol single gel" and "Testosterone single gel". This discount may be implemented by reduction of the invoice of ANTARES to BIOSANTE dated June 30, 2001. Nothing herein shall prevent the parties from negotiating or entering into further agreements on adjustments to the June 30, 2001 invoice.

***** - Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

6.   No Further Funding for E2-**** Combi-Gel
     ----------------------------------------

     After the execution of this Amendment 3, including the execution of the Manufacturing Assistance Agreement, ANTARES has no further obligation to financially fund, develop, market, assist or otherwise support E2-**** Combi Gel as outlined in the Agreement and the Supply Agreement except for those obligations contained in this Amendment 3.

7.   No Further Changes
     ------------------

     The parties hereby agree and acknowledge that the Agreement shall, except for and in due incorporation of the changes agreed upon in Amendment No. 1, Amendment No. 2 and this Amendment No. 3, remain in full force and effect and, subject to the following, not be otherwise changed altered or amended.

     The amendments and changes to the Agreement as set forth in this Amendment No. 3 shall upon execution become an integral part of the Agreement.

     The parties further agree that in the event that any further amendment, change or alteration of the language or wording of any Section of the Agreement would be required to give full effect to any of the changes agreed upon in this Amendment, then such further amendment, change or alteration of the language or wording shall be made upon reasonable request of either party.

8.   Governing Law
     -------------

     This Amendment No. 3 is construed under and governed by Illinois Law.

IN WITNESSETH WHEREOF, the Parties have duly executed this Amendment effective this 28th day of August,2001.


                                        ANTARES Pharma IPL AG

Allschwil, August 28, 2001              /s/  Dario Carrara
-----------------------------------     ------------------
Place and Date                          By:  Dario Carrara
                                        Its: Managing Director, Swiss Operations


                                        BioSante Pharmaceuticals, Inc.

Lincolnshire, IL, August 30, 2001       /s/  Stephen M. Simes
-----------------------------------     ----------------------------------------
Place and Date                          By:  Stephen M. Simes
                                        Its: President and CEO

***** - Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.